Exhibit 10.6

EXECUTION VERSION

SEVENTH AMENDMENT TO GUARANTEE AGREEMENT

THIS SEVENTH AMENDMENT TO GUARANTEE AGREEMENT (this “Amendment”), dated as of December 14, 2023 (the “Effective Date”), is by and between GOLDMAN SACHS BANK USA, a New York state-chartered bank, as buyer (together with its successors and assigns, “Buyer”) and FS CREDIT REAL ESTATE INCOME TRUST, INC., a Maryland corporation, as guarantor (“Guarantor”).

W I T N E S S E T H:

WHEREAS, FS CREIT FINANCE GS-1 LLC, a Delaware limited liability company (“Seller”) and Buyer have entered into that certain Uncommitted Master Repurchase and Securities Contract Agreement, dated as of January 26, 2018, (as amended, supplemented or otherwise modified, the “Master Repurchase Agreement”);

WHEREAS, in connection with the Master Repurchase Agreement, Guarantor executed that certain Guarantee Agreement, dated as of January 26, 2018, in favor of Buyer, (as amended prior to the date hereof and as may be further amended, supplemented or otherwise modified, the “Guarantee Agreement”); and

WHEREAS, Guarantor and Buyer wish to modify certain terms and provisions of the Guarantee Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1. Amendment. Section 9(a)(iii) of the Guarantee Agreement is hereby restated in its entirety to provide as follows:

“permit its Interest Coverage Ratio to be less than (i) 1.50 to 1.00 through and including December 31, 2023, (ii) 1.3 to 1.0 during the period beginning January 1, 2024, through and including June 30, 2024, and (iii) 1.4 to 1.0 thereafter,”

2. Effectiveness. This Amendment is effective as of the Effective Date subject to receipt by Buyer of this Amendment, duly executed and delivered by Guarantor and Buyer.

3. Guarantor Representations. Guarantor hereby represents and warrants:

(a) that all representations and warranties contained in Section 8 of the Guaranty are true and correct in all material respects (except such representations which by their terms speak as of a specified date);

(b) no amendments have been made to the organizational documents of Guarantor since January 26, 2018; and

(c) the person signing this Amendment on behalf of Guarantor is duly authorized to do so on its behalf.

4. Fees. Seller shall pay the actual costs and expenses, including without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

5. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement and the Guarantee Agreement, as applicable.

6. Continuing Effect of Guarantee Agreement. As amended by this Amendment, all terms, covenants and provisions of the Guarantee Agreement are ratified and confirmed and shall remain in full force and effect.

7. Binding Effect; No Partnership; Counterparts. The provisions of the Guarantee Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart signature page to this Amendment in Portable Document Format (PDF) or by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart thereof.

8. Further Agreements. Guarantor agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

9. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York pursuant to Sections 5-1401 and 5-1402 of the New York General Obligations Law without giving effect to the conflict of law principles thereof.

10. Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

11. References to Guarantee Agreement. All references to the Guarantee Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Guarantee Agreement as amended hereby, unless the context expressly requires otherwise.

12. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer under the Guarantee Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Guarantee Agreement or any other Transaction Document by any of the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

GOLDMAN SACHS BANK USA, a New York state-chartered bank

By:	/s/ James Muliawan
Name: James Muliawan
Title: Authorized Person

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

(Signature Page to Seventh Amendment to Guarantee Agreement)

GUARANTOR:

FS CREDIT REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By:	/s/ Stephen S. Sypherd
Name: Stephen Sypherd
Title: Vice President, Treasurer and Secretary

(Signature Page to Seventh Amendment to Guarantee Agreement)